UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2025

ENVOY MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40133	86-1369123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4875 White Bear Parkway White Bear Lake, MN	55110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 900-3277

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	COCH	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	COCHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Appointment of Interim Chief Financial Officer

On June 19, 2025, the Board of Directors of Envoy Medical, Inc. (the “Company”) appointed Robert Potashnick to serve as the Company’s Interim Chief Financial Officer beginning on June 23, 2025. Upon assuming this role, Mr. Potashnick will also assume the duties of the Company’s principal financial officer and principal accounting officer. Mr. Potashnick was engaged to serve as Interim Chief Financial Officer on a fractional consultant basis through a Consulting Agreement, dated effective June 23, 2025, with Mr. Potashnick’s entity Oasis Business Consulting LLC.

Mr. Potashnick, 45, has provided consulting services through Oasis Business Consulting LLC since October2024. Previously, Mr. Potashnick served as the Chief Financial Officer of Flutterbee Education Group from January 2024 to October 2024 and FOXO Technologies Inc. (NYSE American: FOXO) from January 2021 to September 2023. From 2017 to 2020, Mr. Potashnick served in capital planning and business development finance roles at UnitedHealth Group (NYSE American: UNH). Before that, from 2010 to 2017, Mr. Potashnick worked as a certified public accountant at PricewaterhouseCoopers LLP. Mr. Potashnick holds a Bachelor of Arts degree in Economics from Northwestern University, a Master’s Degree in Accountancy from the University of Illinois, and an MBA (Finance/Strategy) from DePaul University.

Mr. Potashnick (a) is not a party to any arrangement or understanding with any other person pursuant to which he was selected to serve as Interim Chief Financial Officer of the Company, (b) has not been involved in any transactions with the Company or related persons of the Company that would require disclosure under Item 404(a) of the Regulation S-K, and (c) does not have any family relationship with any members of the Board or any executive officer of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Constuling Agreement by and between the Company and Oasis Business Consulting, LLC, dated effective June 23, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVOY MEDICAL, INC.

June 25, 2025	By:	/s/ Brent T. Lucas
Brent T. Lucas
Chief Executive Officer

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